Fees Summary	Jan. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	4,143.00
Total Fee Amount	4,764.45
Total Offset Amount	0.00
Net Fee	$ 621.45